October 2025 Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic or political conditions; changes in laws or the regulatory environment, including banking, immigration, trade, tariff, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity or our access to government or private lending facilities; possible credit related impairments, goodwill impairments or declines in the fair value of our loans and securities; our ability to retain and grow deposits, including low cost deposits; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; systemic or non-systemic bank failures or crises; geopolitical conditions, threats or events involving terrorism or military action or conflict, catastrophic events or natural disasters such as earthquakes, droughts, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and ongoing or unanticipated legal or regulatory proceedings or outcomes. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies.

Total Assets: $15.7 Billion Gross Loans: $ 8.5 Billion Total Deposits (Including Repos): $12.6 Billion Total Equity: $ 2.3 Billion CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

* Source: S&P Global Ranking of Large US Banks by Deposit Franchise as of August 2025 CVB Financial Corp. is the holding company for Citizens Business Bank Bank Accomplishments & Ratings 194 Consecutive Quarters or over 48 Years of Profitability 144 Consecutive Quarters of Cash Dividends Forbes, Best Banks in America (2016 – 2025)* Ranked #1 Forbes, Best Banks in America (2016, 2020, 2021, 2023) Ranked in S&P Global Market Intelligence’s Top 50 2024 Public Banks Bauer Financial Report Five Star Superior Rating 66 Consecutive Quarters Fitch Rating BBB+ (March 2025) Rated by S&P Global among the Top Three Large US banks by deposit franchise* * Not eligible for rankings in 2018

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-300 million Top 25% in their respective industry Full relationship banking Build long-term relationships

Three Areas of Growth DeNovo San Diego (2014) Oxnard (2015) Santa Barbara (2015) San Diego (2017) Stockton (2018) Modesto (2020) Temecula LPO (2025) Acquisitions American Security Bank (2014) County Commerce Bank (2016) Valley Business Bank (2017) Community Bank (2018) Suncrest Bank (2022)

Property Management Real Estate Banking International Treasury Management Specialty Banking Construction Lending CitizensTrust Merchant Bankcard SBA Citizens Home Lending Loan Brokerage Title Escrow Marketing Citizens Equipment Financing Deposit Services Wealth Management Trust Investment Services Law Firms Customer Credit Management Division Dairy & Livestock Agribusiness Government Services Asset Based Lending Receivers & Fiduciaries Relationship Manager (Bank) C-PACE Lending Relationship Banking Strategy

Acquisition Strategy Target size: $1 billion to $10 billion in assets Financial & Strategic In-market and new geographic markets Banks: Banking Teams: In-market New markets

CVBF Balance Sheet Profile TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 10.1% 11.8% 16.3% 16.3% 17.1% Assets $15.7B Securities $4.9B Loans $8.5B Deposits & Repos $12.6B $13.1B September 30, 2025 Capital Ratios as of September 30, 2025 Funding Pie Charts

Q3 2025 Financial Highlights Profitability ROATCE = 14.11% ROAA = 1.35% NIM = 3.33% Efficiency Ratio = 45.6% Income Statement Q3’25 Net Income = $52.6 million / EPS = $0.38 PPNR = $70 million / $1.2 million higher than Q2’25 $6 million income from legal settlement $8 million loss on sale of AFS Balance Sheet Loans increased $112 million from 6/30/25 Deposits & Customer Repos increased $187 million from 6/30/25 Noninterest deposits > 59% of Total Deposits Cost of deposits and customer repos = .90% Asset Quality Q3 Net recoveries = $333K NPA/TA = 0.18% (NPA = $28.5 million) Classified loans = $78 million or 0.92% of total loans ACL = $79 million or 0.94% of gross loans Capital CET1 Ratio = 16.3% Total Risk-Based Ratio = 17.1% Tangible Common Equity Ratio = 10.1%

Selected Ratios 2022 2023 2024 Q3’24 Q2’25 Q3’25 ROATCE* 18.85% 18.48% 14.95% 14.93% 14.08% 14.11% NIM 3.30% 3.31% 3.09% 3.05% 3.31% 3.33% Cost of Deposits 0.05% 0.41% 0.88% 0.98% 0.84% 0.86% Cost of Funds 0.06% 0.83% 1.32% 1.47% 1.03% 1.05% Efficiency Ratio 38.98% 42.00% 46.55% 46.53% 45.55% 45.56% NIE % Avg. Assets 1.28% 1.41% 1.45% 1.42% 1.52% 1.50% NPA % Total Assets 0.03% 0.13% 0.31% 0.15% 0.17% 0.18% Net Charge-Offs (Recoveries) to Avg. Loans (0.01%) 0.00% 0.04% (0.00%) 0.00% (0.00%) CET1 Ratio 13.5% 14.6% 16.2% 15.8% 16.5% 16.3% Total Risk-Based Capital Ratio 14.4% 15.5% 17.1% 16.6% 17.3% 17.1% Performance Credit Quality Capital * See Non-GAAP Reconciliation

Selected Highlights Income Statement ($ in Thousands) Q3’24 Q2’25 Q3’25 Net Interest Income $ 113,619 $111,608 $115,577 Noninterest Income 12,834 14,744 13,006 Noninterest Expense 58,835 57,557 58,576 Pretax-Pre Provision Income 67,618 68,795 70,007 Provision for Credit Losses - - 1,000 Earnings before Income Taxes 67,618 68,795 69,007 Net Income $ 51,224 $50,564 $52,586 Basic earnings per common share $0.37 $0.37 $0.38 Diluted earnings per common share $0.37 $0.37 $0.38

Selected Highlights Average Balance Sheet ($ in Thousands) Q3’24 Q2’25 Q3’25 Average Cash & Cash Equivalents $ 1,379,054 $ 486,741 $ 785,483 Average Loans 8,605,270 8,354,898 8,372,383 Average Total Securities 5,080,033 4,847,415 4,835,928 Average Noninterest-bearing Deposits 7,124,952 7,051,702 7,123,511 Average Total Deposits & Customer Repurchase Agreements 12,420,131 12,184,159 12,472,955 Average Borrowings 1,729,405 508,159 500,005 Loan-to-deposit 71.38% 70.76% 69.67% Noninterest-bearing deposits/Total Deposits 59.10% 59.72% 59.28%

Earnings Per Share ANNUALIZED* 194 Consecutive Quarters More than 48 Years of Profitability since 1977

Dividends – 144 Consecutive Quarters ANNUALIZED* 144 Consecutive Quarters More than 35 years of cash dividends since 1989 Dividend payout ratio calculated on per share basis.

Net Interest Income and NIM ($ in Millions)

Net Interest Margin Trend * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Line Chart

Return on Average Assets * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Line Chart

Return on Average Tangible Common Equity * Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Line Chart

CET1 Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Line Chart

TCE Ratio Trend (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Line Chart

Total Deposits & Customer Repos Cost of Interest-Bearing Deposits and Repos September 2025 2.09% December 2024 2.15% Pie Charts December 31, 2024 Total Deposits & Customer Repos September 30, 2025 Total Deposits & Customer Repos

Deposit & Repo Quarterly Avg. Trends Billions

Cost of Deposits Source: As calculated by S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) For the Last 5 Years CVBF Ranked #1 with the Lowest Cost of Deposits of the 50 Banks in the KRX Index Line and Bar chart

Cost of Deposits: Monthly Trends CVBF Cost of Deposits vs. Effective Federal Funds Rate Line chart Details

Loans by Type CRE $6.54B C&I $0.94B Other $1.00B Pie chart

Loan Trends – Quarterly Averages ($ in Millions) Bar Charts CRE C&I D&L and Agribus. Other

Line Utilization Trends Total D&L C&I

ACL Nine Quarter Trend ($ in Millions) * Total Balance Bar chart

Classified Loan Trend ($ in Millions) Bar Chart

Classified Loans / Total Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Bar Chart

Net Charge-Offs / Average Loans (%) * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX Bar Chart

Appendix Non-GAAP Reconciliation

Owner/Non-Owner Occupied Commercial Real Estate Loans Collateral Type Pie Charts

CRE by Collateral Collateral Type Balance % of Owner Occupied LTV at Origination Avg. Size Classified Classified (Non- Owner) Classified (Owner) Industrial $ 2,228 46% 49% $ 1.66 $ 18.86 $ 7.70 $ 11.16 Office 1,025 28% 55% 1.68 4.48 2.67 1.81 Retail 899 11% 47% 1.72 21.54 21.30 0.24 Multi-Family 820 1% 47% 1.54 0.00 0.00 0.00 Other 560 56% 46% 1.61 0.00 0.00 0.00 Farmland 411 99% 45% 1.42 7.20 0.00 7.20 Medical 327 32% 56% 1.52 0.04 0.00 0.04 Other RE Rental & Leasing 265 13% 49% 2.73 0.00 0.00 0.00 Total $ 6,535 35% 49% $ 1.65 $ 52.12 $ 31.67 $ 20.45 ($ in Millions)

CRE by Collateral and Origination Balance Distribution by Origination Year Average OLTV By Origination Year Collateral Type Balance 2025 2024 2023 2022 2021 2020 or earlier 2025 2024 2023 2022 2021 2020 or earlier Industrial $ 2,228 7% 6% 8% 19% 17% 43% 45% 42% 43% 44% 50% 52% Office 1,025 6% 4% 3% 24% 14% 49% 49% 54% 48% 54% 55% 56% Retail 899 7% 2% 6% 22% 17% 46% 41% 35% 40% 43% 46% 51% Multi-Family 820 5% 4% 8% 20% 18% 45% 38% 36% 45% 44% 51% 51% Other 560 8% 4% 7% 12% 20% 49% 38% 46% 44% 45% 49% 47% Farmland 411 2% 7% 6% 15% 16% 54% 27% 32% 42% 44% 37% 50% Medical 327 15% 7% 3% 9% 14% 52% 49% 47% 45% 52% 53% 62% Other RE Rental & Leasing 265 5% 26% 10% 16% 11% 32% 43% 46% 48% 51% 48% 50% Total $ 6,535 7% 5% 7% 19% 16% 46% 43% 42% 44% 46% 49% 52% ($ in Millions)

CRE by Collateral and Reset/Maturity Collateral Type Balance ($ in Millions) Balance Maturing Next 24 months ($ in Millions) Rate Resets Next 24 Months ($ in Millions) Maturity & Rate Reset % of Loans Industrial 2,228 310 198 23% Office 1,025 140 136 27% Retail 899 155 90 27% Multi-Family 820 49 175 27% Other 560 83 76 28% Farmland 411 45 113 38% Medical 327 37 61 30% Other RE Rental & Leasing 265 83 16 37% Total 6,535 902 865 27% ($ in Millions)

CRE by Collateral and Loan Size ($ in Millions) Loan Amount Industrial Office Retail Multi-Family Other Farmland Medical Other RE Rental and Leasing Total Greater than $20M $ 24 $ 23 $ 0 $ 0 $ 0 $ 0 $ 0 $ 60 $ 107 $10M to $20M 104 110 85 86 10 53 24 14 486 $5M to $10M 458 241 144 118 145 82 61 60 1,309 $1M to $5M 1,349 513 539 466 329 207 195 111 3,709 Less than $1M 293 138 131 150 76 69 47 20 924 Total $ 2,228 $ 1,025 $ 899 $ 820 $ 560 $ 411 $ 327 $ 265 $ 6,535

CRE Office Loans by Major MSA Los Angeles County Total Balance of $351mm (181 loans) San Diego County Total Balance of $67mm (21 loans) Note: Only shows the office loans that are in the major MSA.

Greater LA Business Density Distribution Note: Darker Shaded areas represent higher density of businesses within each submarket (HBD) West LA includes Santa Monica and Century City Central LA includes Downtown LA North LA includes Pasadena and Burbank Other LA (includes remaining areas of LA) Market Description ($ in Thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Loan Size Classified West LA (HBD) $ 83,033 18% 50% $ 4,152 $ 2,669 Other West LA 54,715 23% 54% 2,189 0 North LA (HBD) 44,024 5% 48% 1,572 0 Other North LA 36,308 18% 46% 1,297 0 Downtown LA (HBD) 492 100% 6% 492 0 Other Central LA 40,205 20% 48% 2,365 0 Other LA 92,376 42% 46% 1,490 0 Total $ 351,153 24% 48% $ 1,940 $ 2,669

Greater SD Business Density Distribution Area ($ in Thousands) $ Loan Balance % of Owner Occupied LTV at Origination Avg. Size Classified Downtown SD (HBD) $ 3,618 42% 54% $ 1,206 $ 0 Other SD 63,455 2% 51% 3,525 0 Total $ 67,073 4% 51% $ 3,194 $ 0 Darker shaded areas represent Higher Business Density (HBD)

C&I by Industry Industry Balance ($ in Millions) % of C&I Total Classified ($ in Millions) Real Estate Rental and Leasing $ 199 21% $ 0.09 Manufacturing 108 11% 2.70 Wholesale Trade 81 9% 6.53 Construction 72 8% 0.00 Transportation and Warehousing 61 6% 0.27 Arts, Entertainment, and Recreation 60 6% 0.00 Professional, Scientific, and Technical Services 53 6% 0.01 Finance and Insurance 43 5% 0.00 Administrative and Support and Waste Management and Remediation Services 37 4% 0.00 Other 225 24% 0.00 Total $ 939 100% $ 9.61 Pie Chart

Diverse Deposit Base Pie Chart

Business vs Consumer Deposits Q3 2025 Pie Chart

Deposit Relationship Tenure Q3 2025 ~75% of our customer deposit relationships have banked with CBB for 3 years or more Pie Chart

Economic Forecast – GDP

Economic Forecast – Unemployment

Economic Forecast – CRE Price

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP)

The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements.

	For the Year Ended December 31,				Three Months Ended		
	2021	2022	2023	2024	September 30, 2024	June 30, 2025	September 30, 2025
Net Income	$ 212,521	$ 235,425	$ 221,435	$ 200,716	$ 51,224	$ 50,564	$ 52,586
Add: Amortization of intangible assets	8,240	7,566	6,452	5,324	1,286	1,155	1,003
Less: Tax effect of amortization of intangible assets (1)	(2,436)	(2,237)	(1,907)	(1,574)	(380)	(341)	(297)
Tangible net income	$ 218,325	$ 240,754	$ 225,980	$ 204,466	$ 52,130	$ 51,378	$ 53,292
Average stockholders' equity	$ 2,063,360	$ 2,066,463	$ 2,006,882	$ 2,145,665	$ 2,166,793	$ 2,237,948	$ 2,271,151
Less: Average goodwill	(663,707)	(764,143)	(765,822)	(765,822)	(765,822)	(765,822)	(765,822)
Less: Average intangible assets	(29,328)	(25,376)	(18,434)	(12,571)	(11,819)	(8,232)	(7,111)
Average tangible common equity	$ 1,370,325	$ 1,276,944	$ 1,222,626	$ 1,367,272	$ 1,389,152	$ 1,463,894	$ 1,498,218
Return on average equity, annualized (2)	10.30%	11.39%	11.03%	9.35%	9.40%	9.06%	9.19%
Return on average tangible common equity, annualized (2)	15.93%	18.85%	18.48%	14.95%	14.93%	14.08%	14.11%

(1) Tax effected at respective statutory rates.
(2) Annualized where applicable.

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